Dear Shareholder:

The Victory LifeChoice Funds' Prospectus is being revised to reflect the addition of INVESCO Dynamics Fund, and to revise performance, expense and other information. This supplement supersedes all previously dated supplements. Please discard all other supplements. This information is important and is part of your Prospectus.
--------------------------------------------------------------------------------

                             The Victory Portfolios

                      LifeChoice Conservative Investor Fund
                        LifeChoice Moderate Investor Fund
                         LifeChoice Growth Investor Fund

                         Supplement dated June 25, 1999

                      To the Prospectus dated March 1, 1999


1. On page 3, under "Risk/Return Summary - Equity Funds," delete PBHG Growth Fund and add INVESCO Dynamics Fund.

2. On page 5, under "Other Funds - Investment Objective and Strategies," delete the discussion of the PBHG Growth Fund and add the following discussion of the INVESCO Dynamics Fund.

                           The INVESCO  Dynamics  Fund is a  diversified  mutual
                  fund that seeks appreciation of capital through aggressive investment policies. It invests primarily in common stocks of U.S. companies traded on national securities exchanges and over-the-counter.

3. On page 6, in the Risk/Return Summary for the LifeChoice Funds, add the following information at the end of the "Principal Risks" section:

                  An investment in a LifeChoice Fund is not a deposit of KeyBank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.



                                  VF-VLCF-SUP2

4. On page 7, under "Risk/Return Summary - Investment Performance," replace the chart on the lower right side of the page with the chart below:

                  The table below shows how each LifeChoice Fund's average annual returns for one year and since inception compare to those of two broad-based market indices. The figures shown assume reinvestment of dividends and distributions and reflect all applicable sales charges.


               ------------------------------------------------ ---------- -------------
               Average Annual Total Returns (for the Periods      Past        Since
               ended December 31, 1998)                         One Year    Inception*
               ------------------------------------------------ ---------- -------------
               Conservative Investor Fund                            .36%         6.34%
               ------------------------------------------------ ---------- -------------
               Moderate Investor Fund                               1.63%         8.03%
               ------------------------------------------------ ---------- -------------
               Growth Investor Fund                                 2.58%         9.49%
               ------------------------------------------------ ---------- -------------
               S&P 500 Index **                                    15.09%        16.32%
               ------------------------------------------------ ---------- -------------
               Lehman Brothers Aggregate Bond Index ***             8.67%         9.18%
               ------------------------------------------------ ---------- -------------

                  * Reflects performance since each LifeChoice Fund's inception on 12/31/96.
                  ** The Standard & Poor's 500 Stock Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.
                  *** The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged index that represents the general performance of longer-term (greater than one year), investment-grade fixed-income securities.

5. On page 9, under "Fund Expenses," replace the last sentence in the section with the following:


                  Total estimated expenses of the Conservative Investor Fund, the Moderate Investor Fund, and the Growth Investor Fund are 1.28%, 1.36% and 1.43%, respectively.

6. On page 10, under "Other Funds," delete the information for PBHG Growth Fund and add the following for INVESCO Dynamics Fund:

                                Conservative     Moderate          Growth
                  Expense       Investor Fund    Investor Fund     Investor Fund

                  1.08%         0%-20%           0%-20%            0%-20%

7. On page 15, under "Share Price," replace the second sentence in the first paragraph with the following:

                  You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order.

8. On page 25, under "Organization and Management of the Funds - Victory LifeChoice Funds - Asset Allocation Committee," add the following paragraph:

                  Charles G. Crane is KAM's Chief Market Strategist. He is also a Senior Managing Director and the Director of Research for Spears, Benzak, Salomon & Farrell, a division of KAM. He has been with KAM or an affiliate since 1988.



                                       2


                                  VF-VLCF-SUP2

Please insert this Supplement in the front of your Prospectus. If you want to obtain more information, please call the LifeChoice Funds at 800-539-FUND or Gradison McDonald at 513-579-5999 or 800-869-5999.



                                        3


                                  VF-VLCF-SUP2